Exhibit 10.1

December 11, 2018

Via facsimile 646/465-9039

Mr. George Santana

Managing Director, Investment Banking

Chardan Capital Markets, LLC

17 State Street, Suite 1600

New York, NY 10004

Re:	Notice of termination of Equity Distribution Agreement

Dear George:

Pursuant to Section 11(b) of the Equity Distribution Agreement by and between Chardan Capital Markets, LLC (“Chardan”) and Hemispherx Biopharma, Inc. (the “Company”) dated December 15, 2015 (the “EDA”), the Company hereby notifies Chardan that it is terminating the EDA effective December 11, 2018, and Chardan has waived the contract ten (10) day notice.

Sincerely,

/s/ Thomas K Equels
Thomas K. Equels, CEO

cc:	Anthony J. Marsico, Esq.
Mintz Levin Cohn Ferris Glovsky and Popeo PC
Chrysler Center
666 Third Avenue
New York, NY 10017

Corporate Headquarters
2117 SW Highway 484, Ocala FL 34473		t: 407-839-0095	f: 407-839-2050
Finance & Administration
600 Main Street, Suite 2, Riverton NJ 08077		t: 215-988-0080	f: 215-988-1739
Manufacturing
783 Jersey Ave, New Brunswick, NJ 08901	www.hemispherx.net	t: 732-249-3250	f: 732-249-6895